Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
EBP, Statement of Net Asset Available for Benefit [Line Items]
Investments, at fair value (See Note 4)	$ 11,301,843	$ 10,526,453
Investments, at contract value (See Note 5)	3,732,737	3,633,156
Notes receivable	182,139	169,742
Employer contributions receivable	19,627	20,344
Net assets available for benefits	$ 15,236,346	$ 14,349,695